The Navigators Group, Inc.
                                 CORPORATE NEWS

          Navigators Reports 2003 Fourth Quarter and Full Year Results

New York - March 9, 2004 - The Navigators Group, Inc. (NAVG/NASDAQ) reported net income of $7,685,000 or $0.80 per diluted share for the year ended December 31, 2003 compared to $16,397,000 or $1.89 per diluted share for the year ended 2002. The net loss for the 2003 fourth quarter was $9,490,000 or $0.78 per basic share compared to net income of $3,901,000 or $0.45 per diluted share for the 2002 fourth quarter. Included in the 2003 fourth quarter and full year results is the previously announced after-tax charge of $20.5 million or $1.68 per basic share and $2.14 per diluted share, respectively for incurred losses related to asbestos exposures.

The 2003 fourth quarter and full year results include net realized capital gains of $0.03 per basic share and $0.13 per diluted share, respectively compared to $0.04 per diluted share and $0.14 per diluted share included in the comparable 2002 fourth quarter and full year results.

Gross written premium and net written premium for the 2003 fourth quarter were $150,966,000 and $83,833,000 respectively, both increases of 40% from the comparable 2002 period. Gross written premium and net written premium for the 2003 full year were $606,492,000 and $307,128,000 respectively, increases of 35% and 15% respectively, from the 2002 year. The increase in our 2003 fourth quarter net written premium reflects a reduction of approximately $11 million in ceded reinsurance premium for specialty business due to a reinsurance treaty change effective October 1, 2003. The reinsurance treaty had provided a statutory capital benefit and was changed given the increased level of statutory surplus of Navigators Insurance Company. The change had no impact on net income.

The combined loss and expense ratio for the 2003 fourth quarter and full year was 129.9% and 104.0%, respectively compared to 98.0% and 98.5% for the comparable 2002 year periods. The combined loss and expense ratio for the 2003 fourth quarter and full year were negatively impacted by 44.2% and 11.7%, respectively for incurred losses related to asbestos and environmental exposures.

Navigators' Chief Executive Officer, Stan Galanski, commented, "The Company achieved strong but controlled growth in line with our expectations. We are pleased with the profitability of our current book of business, and have taken appropriate action to maintain adequate loss reserves across all lines of business, including reserves for asbestos and environmental exposures. We are particularly proud of the strong results generated by our London operations, both in the U.K. branch of Navigators Insurance Company and Syndicate 1221."

Consolidated cash flow from operations for the 2003 full year was $134,527,000, an increase of 24% from the comparable 2002 period.

Net investment income for the 2003 fourth quarter and full year was $5,703,000 and $19,550,000, respectively, increases of 25% and 8% from the comparable 2002 periods. The 2003 fourth quarter increase in net investment income reflects the strong cash flow from operations generated throughout 2003 coupled with the $110.8 million net proceeds received in October from the sale of 3,977,500 new


                 One Penn Plaza            New York, NY 10119
                 TEL (212) 244-2333        FAX (212) 244-4077

News Release
March 9, 2004
Page 2


shares of common stock. Pre-tax investment yields for the 2003 fourth quarter and year were 3.8%, compared to 4.2% and 4.8% respectively, for the comparable 2002 periods.

Navigators adopted the fair value method of accounting for stock-based employee compensation in the 2003 fourth quarter retroactive as of January 1, 2003. The per-share amounts for the 2003 fourth quarter and full year reflect after-tax charges of $0.01 and $0.05, respectively for the expensing of stock options, compared to no similar charge in 2002.

Included in the 2003 fourth quarter and full year results were tax benefits related to the elimination of a tax valuation allowance related to the Company's foreign operations of $2,885,000 or $0.24 per basic share and $5,284,000 or $0.55 per diluted share, respectively compared to $226,000 or $0.03 per diluted share and $1,267,000, or $0.15 per diluted share, respectively for the comparable 2002 fourth quarter and full year periods. The tax valuation allowance was eliminated in the 2003 fourth quarter in recognition of the current and continued level of profitability of the Company's foreign operations. Accordingly, future taxable income from foreign operations will be subject to a 35% tax rate.

Stockholders' equity increased to $290,028,000 or $23.14 per share at December 31, 2003 compared to $171,275,000 or $20.18 per share at December 31, 2002.
Statutory surplus of Navigators Insurance Company was $210,324,000 at December 31, 2003.

     The Company will hold a conference call on Wednesday, March 10, 2004 starting at 9:00 a.m. Eastern Standard Time. To access the call, please dial 1-800-884-5695, using confirmation code 68604198. Internationally, the call may be accessed by dialing 1-617-786-2960 using the same confirmation code. To listen via live audio webcast, please visit the Company's website (www.navg.com) at least ten minutes prior to the start of the call and click on the March 10th Live Audio Webcast link. The webcast will also be available as a replay starting one hour after the call is finished at the same location.

     The Navigators Group, Inc. is an international insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York City, Navigators has offices in major insurance centers in the United States and the United Kingdom.

     This press release may contain "forward looking statements" as defined in the Private Securities Litigation Act of 1995. We cannot assure that results which we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties which we face. Please refer to Navigators' prospectus dated October 1, 2003 and its most recent Forms 10-K and 10-Q for a description of Navigators' business and the important factors which may affect that business. Navigators undertakes no obligation to publicly update or revise any forward looking statement.




Contact: Paul J. Malvasio
         Executive Vice President
         and Chief Financial Officer
         (914) 933-6088
         pmalvasio@navg.com
         www.navg.com

News Release
March 9, 2004
Page 3

                   THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                              Financial Highlights

                    ($'s in thousands, except per share data)


                                                Three Months Ended                          Twelve Months Ended
                                                  December 31,                                 December 31,
                                           ----------------------------                 ----------------------------


Financial Highlights                           2003           2002          Change          2003           2002       Change
--------------------                           ----           ----          ------          ----           ----       ------
Gross written premium                           $150,966     $ 108,120        40%            $606,492      $447,838       35%
Net written premium                               83,833        59,985        40%             307,128       266,090       15%

Revenues:
   Net earned premium                              71,536        66,812        7%             277,651        222,104      25%
   Commission income                                1,533         1,545       -1%               4,281          4,827     -11%
   Net investment income                            5,703         4,564       25%              19,550         18,058       8%
   Net realized capital gains                         640           496       29%               1,875          1,668      12%
   Other income                                       633           608        4%               1,361          1,821     -25%
                                           -------------- ------------- ----------      -------------- ------------- ---------
   Total revenues                                  80,045        74,025         8%            304,718        248,478      23%
                                           -------------- ------------- ----------      -------------- ------------- ---------

Operating expenses:
   Net losses and loss adjustment
     expenses incurred                            75,232        43,781        72%             211,089        143,400      47%
   Commission expense                             11,569        13,712       -16%              40,267         43,215      -7%
   Other operating expenses                       12,581        11,080        14%              50,315         39,076      29%
   Interest expense                                    4           108       -96%                 255            571     -55%
                                           -------------- ------------- ----------      -------------- ------------- ---------
   Total operating expenses                       99,386        68,681        45%             301,926        226,262      33%
                                           -------------- ------------- ----------      -------------- ------------- ---------

Income(loss) before income taxes                 (19,341)        5,344     NM                   2,792        22,216      -87%
                                           -------------- ------------- ----------      -------------- ------------- ---------

Income tax expense(benefit)                       (9,851)        1,443     NM                  (4,893)        5,819     NM
                                           -------------- ------------- ----------      -------------- ------------- ---------

Net income(loss)                                $ (9,490)      $ 3,901     NM                 $ 7,685      $ 16,397      -53%
                                           ============== ============= ==========      ============== ============= =========




Per Share Data

Net income (loss) per common share:
   Basic                                         $ (0.78)       $ 0.46      -270%              $ 0.81        $ 1.94      -58%
   Diluted                                       $ (0.78)       $ 0.45      -273%              $ 0.80        $ 1.89      -58%

Average common shares outstanding:
   Basic                                          12,210         8,485                          9,446         8,463
   Diluted                                        12,210         8,680                          9,585         8,676

Underwriting Ratios
Loss Ratio                                        105.2%         65.5%                          76.0%         64.6%
Expense Ratio                                      24.7%         32.5%                          28.0%         33.9%
                                           -------------- -------------                 -------------- -------------
Combined Ratio                                    129.9%         98.0%                         104.0%         98.5%

Book value per share
at December 31, 2003 and 2002                                                                 $ 23.14       $ 20.18       15%


Certain amounts for the prior period have been reclassified to conform to the presentation in the current period.

News Release
March 9, 2004
Page 4

                   THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                      ($'s in thousands, except share data)


                                                                                                            December 31,
                                                                                                       2003             2002
                                                                                                       ----             ----
                                                  ASSETS
Investments and cash:
  Fixed maturities, available-for-sale, at fair value
    (amortized cost: 2003, $577,904: 2002, $351,821)                                           $    588,545   $     366,676
  Equity securities, available-for-sale, at fair value (cost: 2003, $11,977: 2002, $12,286)          13,446          11,674
  Short-term investments, at cost which approximates fair value                                      83,202          61,092
  Cash                                                                                                8,399          13,443
                                                                                              --------------  ---------------
        Total investments and cash                                                                  693,592         452,885
                                                                                              --------------  ---------------

  Premiums in course of collection                                                                  128,676         108,672
  Commissions receivable                                                                              3,970           3,112
  Prepaid reinsurance premiums                                                                      102,141          58,902
  Reinsurance receivable on paid losses                                                              26,270          18,158
  Reinsurance receivable on unpaid losses and loss adjustment expense                               350,441         224,995
  Federal income tax recoverable                                                                      8,747             826
  Net deferred income tax benefit                                                                    15,195           6,470
  Deferred policy acquisition costs                                                                  24,720          23,632
  Accrued investment income                                                                           5,546           3,309
  Goodwill                                                                                            5,093           5,167
  Other assets                                                                                       15,067          11,791
                                                                                              --------------  ---------------

        Total assets                                                                           $  1,379,458    $    917,919
                                                                                              ==============  ===============


                              LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Reserves for losses and loss adjustment expenses                                                $ 724,612        $ 489,642
  Unearned premium                                                                                  238,803          167,372
  Reinsurance balances payable                                                                       97,583           55,574
  Notes payable to banks                                                                                  -           14,500
  Payable for securities purchased                                                                   12,857            5,327
  Accounts payable and other liabilities                                                             15,575           14,229
                                                                                              --------------  ---------------
        Total liabilities                                                                         1,089,430          746,644
                                                                                              --------------  ---------------

Stockholders' equity:
  Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued                               -                -
  Common stock, $.10 par value, 20,000,000 shares authorized for 2003 and 2002; issued and
     outstanding: 12,535,360 for 2003 and 8,486,272 (net of 16,423 treasury shares) for 2002          1,254              851
  Additional paid-in capital                                                                        151,765           40,141
  Treasury stock held at cost                                                                             -             (236)
  Accumulated other comprehensive income                                                              8,537            9,732
  Retained earnings                                                                                 128,472          120,787
                                                                                              --------------  ---------------
        Total stockholders' equity                                                                  290,028          171,275
                                                                                              --------------  ---------------

        Total liabilities and stockholders' equity                                               $1,379,458        $ 917,919
                                                                                              ==============  ===============

News Release
March 9, 2004
Page 5

                           The Navigators Group, Inc.
                               Segment Information
                               Three Months Ended
                                    12/31/03
                               ($'s in thousands)


                                                      Insurance      Lloyd's      Navigators       Parent &
                                                      Companies    Operations      Agencies        Other (1)        Total
                                                  -------------------------------------------------------------------------
Gross premium written                                  $102,870      $ 54,370                      $ (6,274)     $ 150,966
Net premium written                                      64,853        18,980                                       83,833

Revenues:
Net earned premium                                       53,652        17,884                                       71,536
Commission income                                                          58         4,191          (2,716)         1,533
Net investment income                                     5,049           596             2              56          5,703
Net realized capital gains                                  589            51                                          640
Other income (expense)                                      182           265           312            (126)           633
                                                  -------------------------------------------------------------------------
Total revenues                                           59,472        18,854         4,505          (2,786)        80,045
                                                  -------------------------------------------------------------------------

Operating expenses:
Net losses and loss adjustment expenses                  64,948        10,284                                       75,232
Commission expense (3)                                   11,382         2,903                        (2,716)        11,569
Other operating expenses                                    881         2,554         8,100           1,046         12,581
Interest expense                                                                                          4              4
                                                  -------------------------------------------------------------------------
Total operating expenses                                 77,211        15,741         8,100          (1,666)        99,386
                                                  -------------------------------------------------------------------------

Income (loss) before income tax                         (17,739)        3,113        (3,595)         (1,120)       (19,341)
     expense (benefit)
Income tax expense (benefit)                             (6,465)       (1,727)       (1,268)           (391)        (9,851)
                                                  -------------------------------------------------------------------------
Net income (loss)                                     $ (11,274)      $ 4,840      $ (2,327)         $ (729)      $ (9,490)
                                                  =========================================================================

Loss and loss expenses ratio                             121.1%         57.5%                                       105.2%
Commission expense ratio                                  21.2%         16.2%                                        19.9%
Other operating expense ratio                              1.6%         14.3%                                         4.8%
                                                  ----------------------------                              ---------------
Combined ratio                                           143.9%         88.0%                                       129.9%
                                                  ============================                              ===============

Adjusted combined ratio (2)                               84.9%         88.0%                                        85.7%
                                                  ============================                              ===============


Notes:
           (1)Includes inter-segment eliminations.
           (2)Adjusted combined ratio excludes $ 31,648 incurred losses for asbestos $ (31,568) and environmental $ (80) exposures.
           (3)Inter-segment profit commissions of $ 5,552 recorded as commission expense of the Insurance Companies and commission income of the Navigators Agencies was reduced as a result of the $ 31,648 incurred losses for asbestos and environmental exposures.

News Release
March 9, 2004
Page 6

                           The Navigators Group, Inc.
                               Segment Information
                               Three Months Ended
                                    12/31/02
                               ($'s in thousands)


                                                   Insurance       Lloyd's      Navigators     Parent &
                                                   Companies      Operations     Agencies      Other (1)        Total
                                                 ---------------------------------------------------------------------------
Gross premium written                                  $ 86,989       $ 27,814                    $ (6,683)       $ 108,120
Net premium written                                      50,783          9,202                                       59,985

Revenues:
Net earned premium                                       48,260         18,552                                       66,812
Commission income                                                          138         7,967        (6,560)           1,545
Net investment income                                     3,888            656            17             3            4,564
Net realized capital gains                                  305            191                                          496
Other income (expense)                                      372             25           336          (125)             608
                                                 ---------------------------------------------------------------------------
Total revenues                                           52,825         19,562         8,320        (6,682)          74,025
                                                 ---------------------------------------------------------------------------

Operating expenses:
Net losses and loss adjustment expenses                  29,688         14,093                                       43,781
Commission expense                                       16,892          3,380                      (6,560)          13,712
Other operating expenses (2)                                (37)         1,429         8,649         1,039           11,080
Interest expense                                                                                       108              108
                                                 ---------------------------------------------------------------------------
Total operating expenses                                 46,543         18,902         8,649        (5,413)          68,681
                                                 ---------------------------------------------------------------------------

Income (loss) before income tax                           6,282            660          (329)       (1,269)           5,344
     expense (benefit)
Income tax expense (benefit)                              1,984                          (97)         (444)           1,443
                                                 ---------------------------------------------------------------------------
Net income (loss)                                       $ 4,298          $ 660        $ (232)       $ (825)         $ 3,901
                                                 ===========================================================================

Loss and loss expenses ratio                              61.5%          76.0%                                        65.5%
Commission expense ratio                                  35.0%          18.2%                                        30.4%
Other operating expense ratio                             -0.1%           7.7%                                         2.1%
                                                 ------------------------------                            -----------------
Combined ratio                                            96.4%         101.9%                                        98.0%
                                                 ==============================                            =================



Notes:
           (1)Includes inter-segment eliminations.
           (2)Included in the Insurance Companies other operating expenses was an expense reimbursement benefit of $ 1,141 in connection with a claims settlement.

News Release
March 9, 2004
Page 7

                              The Navigators Group
                              Underwriting Results
                               ($'s in thousands)


Three Months Ended
  December 31, 2003                                  Gross         Net           Net       Losses
                                                    Written       Written       Earned     and LAE  Underwriting  Underwriting
Insurance Companies: ...........................    Premium       Premium      Premium    Incurred   Expenses      Gain(Loss)
                                                   -------       -------      -------     --------   --------      ----------
Marine .........................................   $  47,229    $  18,749   $  21,876   $  32,297   $   2,520    $ (12,941)
Specialty ......................................      33,661       34,330      22,531      25,195       7,104       (9,768)
Professional Liability .........................      15,023        4,825       3,225       1,969         738          518
Assumed from Lloyd's Operations ................       6,855        6,811       5,867       4,128       1,894         (155)
Other (includes runoff business) ...............         102          139         153       1,359           7       (1,213)
                                                   -----------------------------------------------------------------------
                                                     102,870       64,854      53,652      64,948      12,263      (23,559)
Lloyd's Operations .............................      54,370       18,979      17,884      10,284       5,457        2,143
Intercompany elimination .......................      (6,274)
                                                   -----------------------------------------------------------------------
Total ..........................................   $ 150,966    $  83,833   $  71,536   $  75,232   $  17,720    $ (21,416)
                                                   =======================================================================

Three Months Ended
  December 31, 2003                                Adjusted*
                                                  Underwriting          Combined Ratio       Adjusted*
Insurance Companies: ...........................    Expenses       Loss     Expense Combined Combined
                                                    --------       ----     -------------------------
Marine .........................................   $  17,323       147.6%    11.5%   159.2%    20.8%
Specialty ......................................      (9,768)      111.8%    31.5%   143.4%   143.4%
Professional Liability .........................         518        61.1%    22.9%    83.9%    83.9%
Assumed from Lloyd's Operations ................        (155)       70.4%    32.3%   102.6%   102.6%
Other (includes runoff business) ...............         171        NM       NM      NM       NM
                                                   -------------------------------------------------
                                                       8,089       121.1%    22.9%   143.9%    84.9%
Lloyd's Operations .............................       2,143        57.5%    30.5%    88.0%    88.0%
Intercompany elimination .......................
                                                   -------------------------------------------------
Total ..........................................   $  10,232       105.2%    24.8%   129.9%    85.7%
                                                   =================================================

* Excludes $31,648 incurred losses for asbestos $ (31,568) and environmental $ (80) exposures



Three Months Ended
  December 31, 2002

Insurance Companies:
Marine .............................   $  38,130    $  15,344   $  19,008   $  10,733   $   6,282    $   1,993
Specialty ..........................      30,489       23,712      21,772      13,673       9,046         (947)
Professional Liability .............       9,296        2,355         899         626         433         (160)
Assumed from Lloyd's Operations ....       8,243        8,243       5,548       3,356       1,914          278
Other (includes runoff business) (1)         831        1,129       1,033       1,300        (820)         553
                                       -------------------------------------------------------------------------
                                          86,989       50,783      48,260      29,688      16,855        1,717
Lloyd's Operations .................      27,814        9,202      18,552      14,093       4,809         (350)
Intercompany elimination ...........      (6,683)
                                       -------------------------------------------------------------------------
Total ..............................   $ 108,120    $  59,985   $  66,812   $  43,781   $  21,664    $   1,367
                                       =========================================================================

Three Months Ended
  December 31, 2002

Insurance Companies:
Marine .............................     56.5%   33.0%    89.5%
Specialty ..........................     62.8%   41.5%   104.3%
Professional Liability .............     69.6%   48.2%   117.8%
Assumed from Lloyd's Operations ....     60.5%   34.5%    95.0%
 Other (includes runoff business) (1)     NM      NM      NM
                                       ------------------------
                                         61.5%   34.9%    96.4%
Lloyd's Operations .................     76.0%   25.9%   101.9%
Intercompany elimination ...........
                                        ------------------------
Total ..............................     65.5%   32.4%    98.0%
                                        ========================


        Noteds: (1) Included in the Insurance Companies other operating expenses was an expense reimbursement benefit of $ 1,141 in connection with a claims settlement.

News Release
March 9, 2004
Page 8


                           The Navigators Group, Inc.
                               Segment Information
                                   Year Ended
                                    12/31/03
                               ($'s in thousands)


                                                   Insurance      Lloyd's      Navigators      Parent &
                                                   Companies     Operations     Agencies       Other (1)         Total
                                                 --------------------------------------------------------------------------
Gross premium written                                $ 414,194       $223,850                    $ (31,552)      $ 606,492
Net premium written                                    225,142         81,986                                      307,128

Revenues:
Net earned premium                                     208,189         69,462                                      277,651
Commission income                                                         538        27,904        (24,161)          4,281
Net investment income                                   17,455          2,009            22             64          19,550
Net realized capital gains                               1,231            644                                        1,875
Other income (expense)                                     188            381         1,292           (500)          1,361
                                                 --------------------------------------------------------------------------
Total revenues                                         227,063         73,034        29,218        (24,597)        304,718
                                                 --------------------------------------------------------------------------

Operating expenses:
Net losses and loss adjustment expenses                167,550         43,539                                      211,089
Commission expense (3)                                  52,313         12,115                      (24,161)         40,267
Other operating expenses                                 4,845          8,449        31,913          5,108          50,315
Interest expense                                                                                       255             255
                                                 --------------------------------------------------------------------------
Total operating expenses                               224,708         64,103        31,913        (18,798)        301,926
                                                 --------------------------------------------------------------------------

Income (loss) before income tax                          2,355          8,931        (2,695)        (5,799)          2,792
     expense (benefit)
Income tax expense (benefit)                              (104)        (1,727)       (1,061)        (2,001)         (4,893)
                                                 --------------------------------------------------------------------------
Net income (loss)                                      $ 2,459       $ 10,658      $ (1,634)      $ (3,798)        $ 7,685
                                                 ==========================================================================

Loss and loss expenses ratio                             80.5%          62.7%                                        76.0%
Commission expense ratio                                 25.1%          17.4%                                        23.2%
Other operating expense ratio                             2.3%          12.2%                                         4.8%
                                                 -----------------------------                             ----------------
Combined ratio                                          107.9%          92.3%                                       104.0%
                                                 =============================                             ================

Adjusted combined ratio (2)                              92.3%          92.3%                                        92.3%
                                                 =============================                             ================


Notes:
          (1)Includes inter-segment eliminations.
          (2)Adjusted combined ratio excludes $ 32,479 incurred losses for asbestos $ (31,680) and environmental $ (799) exposures.
          (3)Inter-segment profit commissions of $ 5,718 recorded as profit commission expense of the Insurance Companies and commission income of the Navigators Agencies was reduced as a result of the $ 32,479 incurred losses for asbestos and environmental exposures.

News Release
March 9, 2004
Page 9


                           The Navigators Group, Inc.
                               Segment Information
                                   Year Ended
                                    12/31/02
                               ($'s in thousands)


                                                   Insurance       Lloyd's      Navigators     Parent &
                                                   Companies      Operations     Agencies     Other (1)         Total
                                                  --------------------------------------------------------------------------
Gross premium written                                 $ 328,601      $ 125,920                    $ (6,683)      $ 447,838
Net premium written                                     189,673         76,417                                     266,090

Revenues:
Net earned premium                                      148,411         73,693                                     222,104
Commission income                                                          418       27,046        (22,637)          4,827
Net investment income                                    15,489          2,507           42             20          18,058
Net realized capital gains                                1,207            461                                       1,668
Other income (expense)                                      461            465        1,395           (500)          1,821
                                                 --------------------------------------------------------------------------
Total revenues                                          165,568         77,544       28,483        (23,117)        248,478
                                                 --------------------------------------------------------------------------

Operating expenses:
Net losses and loss adjustment expenses                  90,492         52,908                                     143,400
Commission expense                                       50,121         15,731                     (22,637)         43,215
Other operating expenses (2)                              3,311          6,234       26,102          3,429          39,076
Interest expense                                                                                       571             571
                                                 --------------------------------------------------------------------------
Total operating expenses                                143,924         74,873       26,102        (18,637)        226,262
                                                 --------------------------------------------------------------------------

Income (loss) before income tax                          21,644          2,671        2,381         (4,480)         22,216
     expense (benefit)
Income tax expense (benefit)                              6,780                         780         (1,741)          5,819
                                                 --------------------------------------------------------------------------
Net income (loss)                                      $ 14,864        $ 2,671      $ 1,601       $ (2,739)       $ 16,397
                                                 ==========================================================================

Loss and loss expenses ratio                              61.0%          71.8%                                       64.6%
Commission expense ratio                                  33.8%          21.3%                                       29.6%
Other operating expense ratio                              2.2%           8.5%                                        4.3%
                                                 ------------------------------                            ----------------
Combined ratio                                            97.0%         101.6%                                       98.5%
                                                 ==============================                            ================



Notes:
          (1)Includes inter-segment eliminations.
          (2)Included in the Insurance Companies other operating expenses was an expense reimbursement benefit of $ 1,141 in connection with a claims settlement.

News Release
March 9, 2004
Page 10


                           The Navigators Group, Inc.
                              Underwriting Results
                               ($'s in thousands)


Year Ended December 31, 2003
                                                     Gross         Net           Net       Losses
                                                    Written       Written       Earned     and LAE  Underwriting  Underwriting
                                               .    Premium       Premium      Premium    Incurred   Expenses      Gain(Loss)
                                                   ---------------------------------------------------------------------------
Insurance Companies:
Marine .........................................   $ 196,309    $  91,976   $  92,448   $  74,799   $  23,543    $  (5,894)
Specialty ......................................     131,136       85,886      84,842      68,986      25,077       (9,221)
Professional Liability .........................      53,009       14,280       9,410       5,856       2,136        1,418
Assumed from Lloyd's Operations ................      33,019       32,962      21,368      13,761       6,368        1,239
Other (includes runoff business) ...............         721           38         121       4,148          34       (4,061)
                                                   ---------------------------------------------------------------------------
                                                     414,194      225,142     208,189     167,550      57,158      (16,519)
Lloyd's Operations .............................     223,850       81,986      69,462      43,539      20,564        5,359
Intercompany elimination .......................     (31,552)
                                                   ---------------------------------------------------------------------------
Total ..........................................   $ 606,492    $ 307,128   $ 277,651   $ 211,089   $  77,722    $ (11,160)
                                                   ===========================================================================

Year Ended December 31, 2003
                                                   Adjusted*
                                                  Underwriting          Combined Ratio       Adjusted*
Insurance Companies: ...........................    Expenses       Loss     Expense Combined Combined
                                                    --------       ----     -------------------------
Insurance Companies:
Marine .........................................   $  25,201       80.9%    25.5%   106.4%    72.7%
Specialty ......................................      (9,221)      81.3%    29.6%   110.9%   110.9%
Professional Liability .........................       1,418       62.2%    22.7%    84.9%    84.9%
Assumed from Lloyd's Operations ................       1,239       64.4%    29.8%    94.2%    94.2%
Other (includes runoff business) ...............      (2,677)      NM       NM       NM       NM
                                                   ---------------------------------------------------
                                                      15,960       80.5%    27.5%   107.9%    92.3%
Lloyd's Operations .............................       5,359       62.7%    29.6%    92.3%    92.3%
Intercompany elimination .......................
                                                   ---------------------------------------------------
Total ..........................................   $  21,319       76.0%    28.0%   104.0%    92.3%
                                                   ===================================================

*Excludes $32,479 losses incurred for asbestos $ (31,680) and environmental $ (799) exposures


Year Ended December 31, 2002

Insurance Companies:
Marine ............................   $ 179,119    $  81,189   $  71,122   $  38,629   $  21,949    $  10,544
Specialty .........................     115,684       94,392      69,073      43,758      28,649       (3,334)
Professional Liability ............      23,430        4,489       1,780       1,243       1,225         (688)
Assumed from Lloyd's Operations (1)       8,243        8,243       5,548       3,356       1,915          277
Other (includes runoff business) ..       2,125        1,360         888       3,506        (306)      (2,312)
                                      ------------------------------------------------------------------------
                                        328,601      189,673     148,411      90,492      53,432        4,487
Lloyd's Operations ................     125,920       76,417      73,693      52,908      21,965       (1,180)
Intercompany elimination ..........      (6,683)
                                      ------------------------------------------------------------------------
Total .............................   $ 447,838    $ 266,090   $ 222,104   $ 143,400   $  75,397    $   3,307
                                      ========================================================================


Year Ended December 31, 2002

Insurance Companies:
Marine ............................     54.3%   30.9%    85.2%
Specialty .........................     63.4%   41.5%   104.8%
Professional Liability ............     69.8%   68.8%   138.7%
Assumed from Lloyd's Operations (1)     60.5%   34.5%    95.0%
Other (includes runoff business) ..     NM      NM      NM
                                       ------------------------
                                        61.0%   36.0%    97.0%
Lloyd's Operations ................     71.8%   29.8%   101.6%
Intercompany elimination ..........
                                       ------------------------
Total .............................     64.6%   33.9%    98.5%
                                       ========================



        Notes: (1)  Included in the Insurance Companies other operating expenses was an expense reimbursement benefit of $ 1,141 in connection with a claims settlement.

News Release
March 9, 2004
Page 11


                           The Navigators Group, Inc.
                       Asbestos & Environmental Claim Data
                               ($'s in thousands)


                                             Three Months Ended                                 Year Ended
                                             December 31, 2003                               December 31, 2003
                                    Asbestos   Environmental      Total            Asbestos    Environmental     Total
                                    --------   -------------      -----            --------    -------------     -----

Gross of Reinsurance
     A. Beginning reserve                $ 886       $ 6,980       $  7,866           $    813        $ 6,620     $  7,433
     B. Incurred loss & LAE             77,641            91         77,732             77,837          1,971       79,808
     C. Calendar year payments              55           271            326                178          1,791        1,969
                                  ------------------------------------------     ------------------------------------------
     D. Ending reserves               $ 78,472       $ 6,800       $ 85,272           $ 78,472        $ 6,800     $ 85,272
                                  ==========================================     ==========================================


Net of Reinsurance
     A. Beginning reserve                $ 489       $ 1,262        $ 1,751              $ 441        $ 1,072      $ 1,513
     B. Incurred loss & LAE *           31,568            80         31,648             31,680            799       32,479
     C. Calendar year payments             (26)          189            163                 38            718          756
                                  ------------------------------------------     ------------------------------------------
     D. Ending reserves               $ 32,083       $ 1,153       $ 33,236           $ 32,083        $ 1,153     $ 33,236
                                  ==========================================     ==========================================

Outstanding Claim Count                                                                    108             86          194
                                                                                 ==========================================


* includes a charge for unrecoverable reinsurance of approximately $25.7 million in the fourth quarter 2003.


                                                    Net Loss Reserves
                                                    ($'s in thousands)


                                                       December 31,
                                                   2003           2002
                                                   ----           ----

Insurance Companies:
       Marine                                      $ 110,698       $ 70,017
       Specialty                                     114,167         64,956
       Professional Liability                          7,059          1,240
       Assumed from Lloyd's Operations                14,323          3,029
       Other (primarily run-off business)             24,390         27,165
                                               -------------- --------------
       Total Insurance Companies                     270,637        166,407
                                               -------------- --------------

Lloyd's Operations:                                  103,534         98,240
                                               -------------- --------------

       Total net loss reserves                     $ 374,171      $ 264,647
                                               ============== ==============

Total net case loss reserves                       $ 154,531      $ 135,260
Total net IBNR loss reserves                         219,640        129,387
                                               -------------- --------------

       Total net loss reserves                     $ 374,171      $ 264,647
                                               ============== ==============